Exhibit 24

February 7, 2012

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Edward G. Kitz, William Dowling and Darren Karst, signing singly, the undersigned’s true and lawful attorney-in-fact to: (i) execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or director and/or owner of greater than 10% of the outstanding Common Stock of Roundy’s Parent Company, Inc., a Delaware corporation (the “Company”), Forms 3, 4 and 5 (including any amendments, supplements or exhibits thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5  (including any amendments, supplements or exhibits thereto) and timely file such forms with the United States Securities and Exchange Commission and any stock exchange or similar authority, including the New York Stock Exchange; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports or schedules under Section 16 of the Securities Exchange Act of 1934 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of date first written above.

WILLIS STEIN & PARTNERS III, L.P.

By: Willis Stein & Partners Management III, L.P.
Its: General partner

By: Willis Stein & Partners Management III, LLC
Its: General Partner

/s/ David Mills
By: David Mills
Its: Chief Financial Officer

WILLIS STEIN & PARTNERS DUTCH III-A, L.P.

By: Willis Stein & Partners Management III, L.P.
Its: General partner

By: Willis Stein & Partners Management III, LLC
Its: General Partner

/s/ David Mills
By: David Mills
Its: Chief Financial Officer

WILLIS STEIN & PARTNERS DUTCH III-B, L.P.

By: Willis Stein & Partners Management III, L.P.
Its: General partner

By: Willis Stein & Partners Management III, LLC
Its: General Partner

/s/ David Mills
By: David Mills
Its: Chief Financial Officer

Section 16 Power of Attorney Signature Page

WILLIS STEIN & PARTNERS III-C, L.P.

By: Willis Stein & Partners Management III, L.P.
Its: General partner

By: Willis Stein & Partners Management III, LLC
Its: General Partner

/s/ David Mills
By: David Mills
Its: Chief Financial Officer

WILLIS STEIN & PARTNERS MANAGEMENT III, L.P.

By: Willis Stein & Partners Management III, LLC
Its: General partner

/s/ David Mills
By: David Mills
Its: Chief Financial Officer

WILLIS STEIN & PARTNERS MANAGEMENT III, LLC

/s/ David Mills
By: David Mills
Its: Chief Financial Officer

Section 16 Power of Attorney Signature Page